~~Redline: #114533436v1~~

~~Composite:~~

~~First Amendment - March 24, 2017~~

~~Second Amendment - June 21, 2017~~

~~Third Amendment - August 31, 2017~~

~~Fourth Amendment - January 17, 2018~~

~~Fifth Amendment - February 21, 2018~~

CASH COLLATERAL ACCOUNT AGREEMENT

THIS CASH COLLATERAL ACCOUNT AGREEMENT (this “Agreement”), dated as of March 1, 2017 by and among CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), EACH OF THE ENTITIES IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Guarantors”) and each Additional Guarantor (as defined in the Credit Agreement [hereinafter defined]) that may hereafter become a party to this Agreement (Initial Guarantors and such Additional Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”; and Borrower and Guarantors are hereinafter referred to individually as an “Assignor” and collectively as the “Assignors”), and  KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, KeyBank, individually and as administrative agent, and the other lenders which are now or hereafter a party thereto have entered into that certain Credit Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated, the “Credit Agreement”);

WHEREAS, Lenders have agreed to provide to Borrower (i) a revolving credit loan facility in the initial amount of up to $90,000,000.00 (the “Revolving Credit Loan”) pursuant to the Credit Agreement, which Revolving Credit Loan may be increased to up to $400,000,000.00 pursuant to Section 2.11 of the Credit Agreement, and which Revolving Credit Loan is evidenced by, among other things, those certain Revolving Credit Notes of even date herewith made by Borrower to the order of Lenders in the aggregate principal face amount of $90,000,000.00, and (ii) a Swing Loan Note in the initial amount of $5,000,000.00 (the “Swing Loan”; the Revolving Credit Loan and the Swing Loan are hereinafter collectively referred to as the “Loan”) pursuant to the Credit Agreement, and (iii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the “Notes”); and

WHEREAS, the Loan is secured in part by the Borrowing Base Properties (as defined in the Credit Agreement) owned and/or leased, as applicable,  by the Assignors; and

WHEREAS, the Lenders have required, as a condition to such Loan, that the Assignors execute this Agreement whereby all Operating Income (as hereinafter defined) would be deposited into an account held with Depository and described more particularly herein;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt,

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adequacy,  and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to enter into the Credit Agreement, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used in this Agreement, but which are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement.  In addition, the following terms shall have the following meanings:

Account Proceeds.  Any and all Operating Income or other amounts that ~~is~~are deposited by Depository, the Assignors, any Manager or otherwise into any of the Accounts.

Accounts.  Collectively, the Operating Accounts, the Collection Accounts, the Interest Reserve Account, the FF&E Reserve Account and the Taxes and Insurance Reserve Account.

Collateral.  As defined in Section 2, below.

Collection Account.  Individually, each account maintained at Depository and described on Exhibit "A" attached hereto and made a part hereof, and collectively, all of them, or any successor deposit accounts approved by Agent.

Deposit Account Control Agreement.  Any deposit account control agreement, depository agreement for restricted collateral account, or similar agreement among Agent, one or more Assignors and Depository relating to an Account.

Depository.  Initially, The Huntington National Bank, and thereafter KeyBank National Association or any other depository that is an Eligible Institution approved by Agent.

Eligible Account.  A separate and identifiable account from all other funds held by the holding institution that is an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in any case a combined capital and surplus of at least $1,000,000,000 and subject to supervision or examination by federal and state authority.

Eligible Institution.  A depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least “A-1” by Standard & Poor’s Ratings Group (“S&P”), “P-1” by Moody’s Investors Service, Inc. (“Moody’s”), and “F-1” by Fitch, Inc. (“Fitch”) in the case of accounts in which funds are held for thirty (30) days or less or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “A” by Fitch and S&P and “A2” by Moody’s.

Event of Default.  As defined in Section 13, below.

FF&E Budget.  See Section 7(d), below.

FF&E Reserve Account.  The Huntington National Bank Account No. 01893398753 or any successor reserve account approved by Agent.

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Huntington Operating Account~~:~~.  The Huntington National Bank Account No. 01893398779.

Indemnified Parties. As defined in Section 18(a), below.

Interest Reserve Account.  The KeyBank National Association Bank Account No. XXXX.

Lockbox.  Any post office box or mailing address through which the income and proceeds generated by any of the Borrowing Base Properties in the form of cash, checks, money orders or other items of value payable to an Assignor are processed by Depository for deposit into an Operating Account.

Manager.  A property manager of any of the Borrowing Base Properties.

Monthly FF&E Reserve Deposit.  With respect to each Borrowing Base Property, an amount equal to the greater of (a) four percent (4%) of Gross Hotel Revenues for such Borrowing Base Property for the preceding calendar month, (b) one-twelfth (1/12th) of the annual reserve for replacement of FF&E required by the Management Agreement for such Borrowing Base Property, and (c) one-twelfth (1/12th) of the annual reserve for replacement of FF&E required by the Franchise Agreement for such Borrowing Base Property.

Operating Accounts.  Individually, The Huntington Operating Account, any other Eligible Account maintained by any Assignor with a Depository that is designated as an “Operating Account” on Exhibit “A” attached hereto and made a part hereof, and collectively all of them, or any other successor deposit account approved by Agent.

Operating Income.  All income, rents, issues, deposits, accounts receivable, credit card receipts, hotel receipts, profits, room rentals, transient or guest payments, fees, charges, revenue from the sale or provision of goods and services or other payments or benefits for the use or occupancy of rooms or other facilities, and all other revenues of the Borrowing Base Properties from time to time accruing (including, without limitation, all payments under Leases).

Permitted Liens.  With respect to the Collateral, any Liens expressly permitted with respect thereto pursuant to §8.2 of the Credit Agreement and any liens or rights of setoff of Depository under the Deposit Account Control Agreement.

Sweep Period.  The period of time commencing on the occurrence of an Event of Default and continuing for so long as such Event of Default is continuing.

Taxes and Insurance Reserve Account.  The Huntington National Bank Account No. 01893398766 or any successor deposit account approved by Agent.

UCC.  The Uniform Commercial Code as in effect in the State of New York.

2. Security for Obligations.  To secure the full and punctual payment and performance by the Guarantors of all duties, responsibilities and obligations of Guarantors under this Agreement, the Mortgages, the Security Agreement, the Guaranty and the other Loan Documents to which each is a party and of the Borrower under this Agreement, the Credit Agreement, the Mortgages,

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the Notes and the other Loan Documents to which Borrower is a party, and the full and punctual payment and performance of the Hedge Obligations (such duties, responsibilities and obligations are hereinafter referred to as the “Obligations”), each Assignor hereby assigns, conveys, grants, pledges, and hypothecates to Agent for the benefit of the Lenders and the holders of the Hedge Obligations a first-in-lien-priority continuing security interest in and to the following property of such Assignor, in each case whether certificated or uncertificated, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the “Collateral”):

the Accounts, and all cash, checks, drafts, certificates, passbooks, instruments and other amounts, if any, from time to time deposited or held (whether by physical possession, book entry or otherwise) in and/or evidencing any of the Accounts;

any and all investments from funds in the Accounts, and all cash, checks, drafts, certificates, pass-books and instruments, if any, from time to time invested or held (whether by physical possession, book entry or otherwise) in and/or evidencing the investments, or in any of them;

all interest, dividends, cash, instruments and other property from time to time held (whether by physical possession, book entry or otherwise) in, received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing;

all present and future accounts, contract rights, chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including, without limitation, payment intangibles and software), goods, instruments (including, without limitation, promissory notes), investment property, security entitlements, securities accounts, letter of credit rights, letters of credit, money, supporting obligations (in each case as such terms are defined in the UCC), and any other rights and interests pertaining to any of the foregoing, all documents, instruments or passbooks now or hereafter evidencing the Accounts, all contract rights and claims in respect of the Lockbox or the Accounts, all replacements, substitutions, renewals, products or proceeds of any of the foregoing, and all powers, options, rights, privileges and immunities pertaining thereto (including the right to make withdrawals therefrom); and

all proceeds of any or all of the foregoing of every type.

Agent shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

3. Warranties and Covenants. Assignors hereby warrant and represent to, and covenant and agree with, Agent as follows:

Assignors are and shall remain the sole beneficial and record (except as to the record interest of Agent) owner of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Agent hereunder and Permitted Liens), and each Assignor has the full and complete right, power and authority to grant a security interest in the Collateral in favor of Agent, in accordance with the terms and provisions of this Agreement.

This Agreement creates a valid and binding first-in-lien priority pledge and assignment of and security interest in the Collateral (subject only to Depository’s security interest and rights of setoff under the Deposit Account Control Agreement that are not subordinate to Agent’s security interest) securing the payment and performance of the Obligations and the Hedge

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Obligations.  The Assignors have not performed and will not perform any acts which might prevent Agent from enforcing any of the terms and conditions of this Agreement or which would limit Agent in any such enforcement.

(i) Each Assignor’s correct legal name (including, without limitation, punctuation and spacing) indicated on the public record of such Assignor’s jurisdiction, mailing address, identity or corporate structure, residence or chief executive office, jurisdiction of organization, organizational identification number and federal tax identification number, are as set forth on Schedule 1 attached hereto and by this reference made a part hereof, (ii) each Assignor has been using or operating under said name, identity or corporate structure without change for the time period set forth on Schedule 1 attached hereto and (iii) in order to perfect the pledge and security interests granted herein against the Assignors (to the extent the same are to be perfected by the filing of a financing statement), a UCC Financing Statement must be filed with the appropriate filing office of the State of organization of each Assignor and the Deposit Account Control Agreement executed.  Assignors covenant and agree with Agent that Assignors shall not change any of the matters addressed by clauses (i), (ii) or (iii) of this paragraph unless they have given Agent thirty (30) days prior written notice of any such change and executed at the request of Agent or authorized the execution by Agent or Agent’s counsel of such additional financing statements or other instruments to be filed in such jurisdictions as Agent may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.

Schedule 1 correctly sets forth all names and tradenames that Assignors have used within the last five years, and also correctly sets forth the locations of all of the chief executive offices of Assignors over the last five years.

Assignors agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents, endorsements, assurances and instruments as Agent may reasonably at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order to better assure and confirm unto Agent its rights, powers and remedies hereunder.  Without limiting the generality of the foregoing, at any time and from time to time, Assignors shall, at the request of Agent, make, execute, acknowledge, and deliver or authorize the execution and delivery of and where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time in such offices and places as shall be deemed desirable by Agent all such other and further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, certificates and other documents as Agent from time to time may require for the better assuring, conveying, assigning and confirming to Agent the Collateral and the rights hereby conveyed or assigned or intended now or hereafter to be conveyed or assigned, and for carrying out the intention or facilitating the performance of the terms of this Agreement.  Upon any failure of Assignors to do so, Agent may make, execute, record, file, rerecord and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, instruments, certificates and documents for and in the name of Assignors, and Assignors hereby irrevocably appoint Agent the agent and attorney-in-fact with full power of substitutions of Assignors so to do.  This power is coupled with an interest and is irrevocable.  Without limiting the generality of the foregoing, Assignors will obtain such waivers of lien, estoppel certificates or subordination agreements as Agent may reasonably require to insure the priority of its security interest in the Collateral.  Assignors also shall furnish to Agent such evidence as Agent reasonably may require from time to time to confirm the value of the Collateral,

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and shall do anything else Agent may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

Assignors agree that, at any time and from time to time, at the expense of Assignors, Assignors will take such steps as Agent may reasonably request for Agent, (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of Agent for the benefit of the Lenders and the holders of the Hedge Obligations, (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined in the UCC with corresponding provisions thereof defining what constitutes “control” for such items of collateral) in each case in which such items are included as Collateral, with any agreements establishing control to be in form and substance reasonably satisfactory to Agent, and (iii) otherwise to insure the continued perfection and priority of the Agent’s security interest in any of the Collateral and of the preservation of its rights therein.

Assignors hereby authorize Agent, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Collateral or any portion thereof in such jurisdictions as Agent may deem necessary or desirable in order to perfect the security interests granted by Assignors under this Agreement or any other Loan Document, and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number and organizational number of Assignors.  Agent shall upon request provide Assignors with copies of any and all such filings made by Agent.

4. General Covenants.  The Assignors covenant and agree that, so long as any of the Obligations are outstanding or have not been paid or performed or any of the Lenders have any obligation to advance any proceeds of the Loans or issue any Letters of Credit:

No Assignor, without the prior written consent of Agent, which consent may be withheld by Agent in its sole and absolute discretion, shall directly, indirectly or by operation of law sell, transfer, assign, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral (other than pursuant to Permitted Liens).  The foregoing shall not limit an Assignor’s rights to withdraw money from the Accounts (other than the Collection Accounts and the Interest Reserve Account) in accordance with the terms of this Agreement.

Each Assignor shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Agent’s interest in the Collateral as granted hereunder (other than pursuant to Permitted Liens).

Each Assignor shall pay all taxes and other charges imposed against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any material loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.

Except for those items of the Collateral that are delivered to Agent or the Depository as provided herein, all records of Assignors relative to the Collateral are and will be kept at the office of Assignors located in Douglas County, Nebraska.  Assignors shall give Agent not fewer than thirty (30) days prior written notice of any proposed change in either Assignor’s name and any proposed change in the location of such records, and no Assignor will, without the prior written consent of Agent, move such records to a location outside of Douglas County, Nebraska or keep duplicate records with respect to the Collateral at any address outside such county.  Nothing contained in this subparagraph shall be construed so as to prevent an Assignor

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from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates.

Assignors hereby irrevocably authorize Agent to exercise any and all rights of Assignors in respect of the Accounts and to give Depository instructions, directions and entitlement orders in respect of the Accounts as Agent shall deem necessary or desirable in order to effectuate the provisions of this Agreement and the Credit Agreement.

Each of the Accounts shall be a non‑interest‑bearing account. All amounts on deposit in the Accounts shall not otherwise be invested.

Assignors shall at all times provide Agent with online access to all reporting with respect to each Collection Account and Operating Account.

5. Establishment and Funding of the Collection Account.

Assignors shall promptly deposit or have deposited all Operating Income into the applicable Collection Account.  Assignors shall not commingle the accounts for the collection of income or other items for the benefit of any of their respective Subsidiaries (other than the other Assignors) with the accounts for the collection of the Operating Income.  Each Collection Account shall be established and maintained as a segregated account.

Notwithstanding the terms of Section 5(a), each Assignor, other than TRS Holiday, that is an Operating Lessee may deposit into a bank located in close proximity to the Borrowing Base Property operated by it any cash or checks received by or on behalf of such Assignor in connection with the operation of such Borrowing Base Property; provided that such Assignor shall cause such amounts to be transferred by wire transfer to a Collection Account at any time the balance therein exceeds $2,500.00 but in any event not less frequently than weekly.  No other withdrawals shall be made from any of such accounts.  Upon request of Agent, Assignors shall provide to Agent a list of all such accounts and copies of the banking statements relating thereto.

Within five (5) days of the date hereof and pursuant to an instruction letter substantially in the form of Exhibit “B” hereto (a “Payment Direction Letter”), the Assignors shall have notified and advised each tenant, licensee or other user or occupant (other than individual persons occupying hotel rooms or boat slips in the ordinary course of business) of the Borrowing Base Properties (collectively, the “Tenants”) under each lease, license agreement or other agreement with respect to the Borrowing Base Properties (whether such lease, license agreement or other agreement is presently effective or executed after the date hereof), each Manager, each Person with whom any Assignor does business on an "accounts receivable" basis with respect to a Borrowing Base Property, to send directly to the Depository at a lock box address at the Depository (the “Lock Box Address”) promptly when due all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever of accounts, accounts receivable, rent, fees or any other Operating Income payable to any Assignor with respect to a Borrowing Base Property; provided that notwithstanding the foregoing, the payment direction letters to any consumer credit/charge card entity or organization which sponsors and administers such cards as the American Express Card, the Visa Card, the Discover Card and the MasterCard shall specify that payments from them shall be deposited in a Collection Account.

Without limiting any of the foregoing provisions of this Section 5(d) but subject to the terms of Section 5(b), the Assignors shall (or shall cause any Manager to) deposit with the Depository within three (3) Business Day of receipt any and all Operating Income of Assignors with respect to the Borrowing Base Property, as applicable, received by the Assignors or any Manager on behalf of Assignors.  Each of the Assignors agrees not to commingle or permit

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to be commingled any income received by them and agrees to hold all such income in trust for Agent until deposited into the Collection Account or paid directly to Agent as otherwise required by the Loan Documents.

Without the prior written consent of Agent, neither any Assignor nor the Manager shall (i) terminate, amend, revoke, modify or contradict any Payment Direction Letter in any manner or (ii) direct or cause any Person to pay any amount in any manner other than as provided specifically in the related Payment Direction Letter.

[Intentionally Omitted.]

No Assignor shall, without the prior written consent of Agent, close, replace or move the Collection Account, or, except as permitted by Section 5(b), maintain or have maintained by any other Person for it (including without limitation any Manager) for the collection of Operating Income other than the Collection Account.

Notwithstanding the foregoing or any provision of this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, Agent reserves the right to (x) take such enforcement actions as it deems appropriate under the Loan Documents or otherwise under law or in equity, including, without limitation, the withdrawal and application of funds in the Accounts, and (y) apply sums received to the amounts owed under the Loan Documents at such times and in such amounts, order and manner as Agent shall in its sole discretion elect from time to time and Agent shall in no way be required to disburse funds in the Collection Accounts ~~or~~, Operating Accounts or Interest Reserve Account to Assignors.

In the event that a Depository shall be a Person other than The Huntington National Bank or KeyBank National Association, Assignors shall deliver to Agent a Deposit Account Control Agreement with respect to any proposed Account, which agreement shall be in form and substance satisfactory to Agent (provided that Assignors shall deliver to Agent a Deposit Account Control Agreement satisfactory to Agent with respect to the Interest Reserve Account).  In the event that a Depository shall not comply with instructions of Agent under a Deposit Account Control Agreement, or if any Depository (other than KeyBank National Association or The Huntington National Bank) shall cease to be an Eligible Institution or an account maintained with such Depository shall cease to be an Eligible Account, the applicable Assignor shall within ten (10) Business Days of notice from Agent replace such Account with a new replacement account with a Depository, which replacement account shall be an Eligible Account and shall otherwise comply with the terms of this Agreement.  Each Assignor shall provide to Agent a copy of each notice received by such Assignor from a Depository (other than KeyBank National Association and The Huntington National Bank) regarding another party asserting any claim or rights to any Account or amounts therein within two (2) Business Days of receipt of such notice.

6.	Establishment and Funding of the Operating Accounts.

Assignors warrant and represent to, and covenants and agrees with Agent that Assignors have established the Operating Accounts with Depository.

On and after the date hereof and provided no Event of Default has occurred and is then continuing, the applicable Depository shall be authorized to deposit any available funds in the Collection Account with respect to a Borrowing Base Property at the end of each Business Day to the Operating Account for such Borrowing Base Property.  ~~So long as no Sweep Period exists,~~ Assignors shall ~~have the right to withdraw amounts on deposit in the Operating Accounts.~~also promptly deposit into the Operating Account all cash received from whatever source (whether operating revenue, proceeds from a capital transaction, contractual payment (such as a break-up fee) or otherwise); provided that (i) any operating revenue from non-Borrowing Base

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Properties (to the extent received by Assignors) shall be deposited after payment or reserve for such month’s normal  and customary operating expenses for such Real Estate, debt service on Indebtedness secured by such Real Estate, and capital, tax and insurance reserves approved by Agent, and (ii) any proceeds from a capital transaction or contractual payment shall be deposited after payment of amounts due pursuant to §3.2(c) of the Credit Agreement.  So long as no Sweep Period exists, amounts on deposit in the Operating Account shall, notwithstanding the requirement to fund deposits into the FF&E Reserve Account and the Taxes and Insurance Reserve Account on the first (1st) day of each calendar month as provided in this Agreement, be withdrawn and disbursed in the following order of priority:

(i) First, to the payment of the current month’s corporate overhead and general and administrative expense of REIT in accordance with a budget approved by Agent;
(ii) Next, to fund the Tax and Insurance Reserve Account:
(iii) Next, to pay interest and other amounts due under the Loan Documents;
(iv) Next, to fund the FF&E Reserve Account:

(v) Next, to pay for any Borrowing Base Property level operating expenses directly attributable to the ownership and operation of the Borrowing Base Properties (and excluding items which can be paid from the FF&E Reserve Account and the Taxes and Insurance Reserve Account) for the current month in accordance with a budget approved by Agent;

(vi) Next, to pay for any capital expenditures or extraordinary expenses for the Borrowing Base Properties not to be paid for from the FF&E Reserve Account approved by Agent; and

(vii) Lastly, any and all amounts remaining after application set forth in the foregoing provisions of this Section 6(b) shall be applied at the end of each calendar month as follows: (i) fifty percent (50%) shall remain in the Operating Account and (ii) fifty percent (50%) shall be paid to Agent to prepay and permanently reduce the Loans and Commitments pursuant to §3.2(c) of the Credit Agreement; provided that notwithstanding the foregoing, the Borrower, Guarantors, and/or Subsidiaries shall only be permitted to hold up to $6,000,000 in aggregate in Unrestricted Cash and Cash Equivalents and Assignors shall immediately pay any excess amounts to Agent to prepay and permanently reduce the Loans and Commitments as provided in  §3.2(c) of the Credit Agreement.

Notwithstanding the foregoing, no application of funds pursuant to this Section 6(b) shall relieve Borrower of any obligation to pay amounts due to Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, all of which shall be due and payable as provided therein.

7.	Establishment and Funding of the FF&E Reserve Account.

Each Assignor warrants and represents to, and covenants and agrees with Agent that Assignors have established the FF&E Reserve Account with respect to Assignors at

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Depository.  The FF&E Reserve Account shall be established and maintained as a segregated account.

On or before the date hereof, Assignors shall fund not less than $1,033,274.00 into the FF&E Reserve Account.  After the date hereof, Assignors shall fund into the FF&E Reserve Account on or before the first (1st) day of each calendar month the Monthly FF&E Reserve Deposit.  In the event that Depository charges the FF&E Reserve Account for any fees, returned items or otherwise, Assignors shall, within five (5) days of such occurrence, make an additional deposit to the FF&E Reserve Account in the amount so charged.

Each Assignor hereby agrees that it shall only withdraw funds from the FF&E Reserve Account for the payment of capital expenditures incurred by Assignors with respect to FF&E for the Borrowing Base Properties for which such reserves may be applied in accordance with the applicable Management Agreement or Franchise Agreement, provided that Assignors shall have no further right of withdrawal from the FF&E Reserve Account if a Sweep Period exists.  Upon request of Agent, Borrower shall provide to Agent supporting detail reasonably satisfactory to Agent regarding the use of funds from the FF&E Reserve Account.

On or before November 30 of each year, Borrower shall submit to Agent for Agent's approval a budget setting forth Borrower's good faith estimate of the Monthly FF&E Reserve Deposit for the following calendar year.  The amount so approved by Agent shall be the estimated Monthly FF&E Reserve Deposit for the following calendar year.  On or before each April 15, July 15, October 15 and January 15 of each year, Borrower shall deliver to Agent a reconciliation in form and substance reasonably satisfactory to Agent of the actual Monthly FF&E Reserve Deposit required by this Agreement for the prior calendar quarter to the actual estimated amount deposited therein.  In the event that the amount deposited therein for the prior calendar quarter is less than the amount required for such prior calendar quarter, Borrower shall cause Assignors to deposit into the FF&E Reserve Account the amount of such deficiency.  If the amount deposited therein for the prior quarter exceeds the amount required to be deposited therein for the prior calendar quarter, Assignors shall receive a credit in the amount of such excess towards amounts required to be deposited for the current calendar quarter.

8. ~~[Intentionally Omitted].~~ Establishment and Funding of the Interest Reserve Account.

(b) Borrower warrants and represents to, and covenants and agrees with Agent that Borrower has established the Interest Reserve Account with respect to Borrower at Depository.  The Interest Reserve Account shall be established as a segregated restricted account.  Neither Borrower nor any Assignor shall have any right to withdraw amounts from the Interest Reserve Account.  Agent is authorized to withdraw amounts from the Interest Reserve Account.

(c) On the effective date of the Sixth Amendment to Credit Agreement, Borrower shall deposit $1,720,482.74 from an advance of a Loan into the Interest Reserve Account.  On any Interest Payment Date, Agent may withdraw amounts on deposit in the Interest Reserve Account to pay accrued and unpaid interest due and payable under the Credit Agreement.  Provided that no Sweep Period exists, Borrower may notify Agent in advance of an Interest Payment Date that Borrower expects to have insufficient funds to pay some or all of such accrued and unpaid interest and provide to Agent such information as Agent may reasonably request regarding funds of the Borrower and Guarantors.  Provided that no Sweep Period exists, in the event that Borrower shall deliver to Agent a certification and pro forma calculation (together with supporting detail as may be requested by Agent) not earlier than ten (10) Business Days and not later than five (5)

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Business Days before an Interest Payment Date that as of such Interest Payment Date, after collection of amounts anticipated by such date and payment of the interest due and payable on such Interest Payment Date, the Unrestricted Cash and Cash Equivalents of Borrower would be less than $1,500,000.00, then Agent shall on such Interest Payment Date disburse to itself from the Interest Reserve Account for the payment of interest such amounts would be necessary (but only to the extent of available funds in the Interest Reserve Account) to cause Borrower’s Unrestricted Cash and Cash Equivalent to be not less than $1,500,000.00, and Borrower shall be responsible for the payment of all other interest due and payable.  Assignors acknowledge and agree that neither the existence of the Interest Reserve Account, the amount that may at any time be on deposit therein or any lack or insufficiency of funds therein, shall relieve Borrower and the other Assignors of any obligation to pay amounts due to Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, all of which shall be due and payable as provided therein.

9. Establishment and Funding of the Taxes and Insurance Reserve Account.

Each Assignor warrants and represents to, and covenants and agrees with Agent that Assignors have established the Taxes and Insurance Reserve Account with respect to Assignors at Depository.  The Taxes and Insurance Reserve Account shall be established and maintained as a segregated account.

On or before the date hereof, Assignors shall fund not less than $894,944.00 into the Taxes and Insurance Reserve Account.  After the date hereof, Assignors shall fund into the Taxes and Insurance Reserve Account on the first (1st) day of each calendar month the amounts required by Section 9(c) below.  In the event that Depository charges the Taxes and Insurance Reserve Account for any fees, returned items or otherwise, Assignors shall, within five (5) days of such occurrence, make an additional deposit to the Taxes and Insurance Reserve Account in the amount so charged.

Assignors shall deposit in the Taxes and Insurance Reserve Account an amount determined by Assignors to be sufficient (when added to the monthly deposits described herein) to pay the next due installment of real estate taxes and assessments on each of the Borrowing Base Properties at least thirty (30) days prior to the due date or the delinquency date thereof and the next due annual insurance premiums with respect to each of the Borrowing Base Properties at least thirty (30) days prior to the due date thereof.  Commencing on April  1, 2017 and continuing thereafter on the first day of each calendar month thereafter, Assignors shall cause to be deposited into the Taxes and Insurance Reserve Account, deposits in an amount equal to one-twelfth (1/12th) of the amount of the annual Taxes that will next become due and payable on the Borrowing Base Properties (the “Monthly Tax Impound”), plus one-twelfth (1/12th) of the amount of the annual Insurance Premiums that will next become due and payable on insurance policies which Assignors are required to maintain under the Credit Agreement (the “Monthly Insurance Impound”), each as reasonably estimated and determined by Assignors and reasonably approved by Agent.  If Agent at any time reasonably determines that the Monthly Tax Impound or Monthly Insurance Impound is insufficient, Agent may in its discretion adjust the required monthly payments of such amounts, and Assignors shall be obligated to pay the increased amounts for the Monthly Tax Impound or Monthly Insurance Impound commencing with the first day of the next calendar month.

So long as no Sweep Period has occurred and is continuing, all sums held in the Taxes and Insurance Reserve Account shall be used by Assignors to pay Taxes and Insurance

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Premiums before the same become delinquent, provided that Assignors shall have no further right of withdrawal from the Tax and Insurance Reserve Account if a Sweep Period exists. Upon request of Agent, Borrower shall provide to Agent supporting detail reasonably satisfactory to Agent regarding the use of funds from the FF&E Reserve Account.

10. Accounts; Rights With Respect to the Accounts.

Each Assignor acknowledges that the Depository may be affiliated with Agent or a Lender.

No Assignor shall, without the prior written consent of Agent, close, replace or move any Collection Account, any Operating Account, the FF&E Reserve Account ~~or~~, the Tax and Insurance Reserve Account or the Interest Reserve Account.

In order to further secure the performance by the Assignor of the Obligations and as a material inducement for the Lenders to make the Loan in accordance with the terms of the Loan Documents, each of the Assignors hereby (i) requests that the Accounts be established on its behalf at Depository and (ii) acknowledges that (A) the Accounts will be subject to the sole dominion, control and discretion of Agent on behalf of the Lenders and the Lender Hedge Providers, subject to the terms, covenants and conditions of this Agreement and the Credit Agreement, and Agent shall further have the sole right to make withdrawals of Account Proceeds from the Interest Reserve Account, (B) Agent shall have the sole right to make withdrawals of Account Proceeds from the Accounts during any Sweep Period in accordance with this Agreement and the Loan Documents, and (C) none of the Assignors nor any other Person claiming on behalf of or through the Assignors or otherwise shall have any right or authority, whether express or implied, to make use of, or withdraw any Account Proceeds or any other funds, investments or other properties from, the Accounts, or to give any instructions with respect to the Accounts, except as expressly set forth in this Agreement.  Each Assignor acknowledges and agrees that each Account will be established, and shall be maintained, by Agent (i) as a “deposit account” as such term is defined in Section 9-102(a)(29) of the UCC and (ii) in such a manner that Agent shall have “control” (within the meaning of Section 9-104(a) of the UCC) over the Accounts, and this Agreement or the Deposit Account Control Agreement, as applicable, shall be deemed to be a control agreement for all purposes of Section 9-104 of the UCC.  Assignors hereby irrevocably authorize Agent to exercise any and all rights of Assignors in respect of the Accounts and to give Depository instructions, directions and entitlement orders in respect of the Accounts as Agent shall deem necessary or desirable in order to effectuate the provisions of this Agreement, any Deposit Account Control Agreement, and the Credit Agreement.  Assignors hereby irrevocably authorize and instruct Depository to execute any such instructions, directions or entitlement orders Depository receives from Agent.  Agent shall be entitled, at any time Agent is entitled to do so pursuant to the Credit Agreement and the other Loan Documents, to give Depository written instructions as to the withdrawal or disposition of funds from time to time credited to the Accounts, the operation of, deposit of funds to, or payment of items from the Accounts, or as to any other matters relating to the Accounts, all without further consent of any Assignor, and Assignors agree to not provide any contrary instructions to Depository.  Each Assignor hereby irrevocably directs Depository to comply with all such instructions from Agent.  No Assignor shall have any right whatsoever to withdraw or direct the disposition of funds available in the Collection Account or the Interest Reserve Account.  Funds available in the Collection Account and the Interest Reserve Account shall be disbursed by Agent and applied in accordance with the terms hereof.

Notwithstanding the forgoing or any provision of this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, Agent reserves

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the right to (x) take such enforcement actions as it deems appropriate under the Loan Documents or otherwise under law or in equity, including, without limitation, the withdrawal and application of funds in the Accounts and (y) apply sums received to the amounts owed under the Loan Documents at such times and in such amounts, order and manner as Agent shall in its sole discretion elect from time to time and Agent shall in no way be required to disburse funds in the Accounts to Assignors.

[Intentionally Omitted.]

Assignors hereby grant the Agent access to all reports and statements relating to the Accounts.

11. Agent’s Right to Perform Assignors’ Obligations; No Liability of Agent or Lenders.  If an Assignor fails to perform its covenants or obligations under this Agreement beyond any applicable period for notice and cure, Agent may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Agent incurred in connection therewith shall be payable by the Assignors to Agent in accordance with Section 16 hereof.  Notwithstanding the Agent’s right to perform at its sole discretion certain obligations of the Assignors, Agent’s exercise of any of its rights or remedies hereunder, under any of the other Loan Documents, or otherwise at law or in equity, shall not cause Agent to be deemed to be a mortgagee-in-possession, nor shall Agent or the Lenders be subject to any liability with respect to the Borrowing Base Properties, the Collateral, or otherwise based upon any claim of lender liability.

12. Reasonable Care.  Beyond the exercise of reasonable care in the custody thereof, Agent shall not have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession, if the Collateral is accorded treatment substantially equal to that which such person accords its own property, it being understood that Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent, Depository or their respective affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent’s gross negligence or willful misconduct.

13. Events of Default. An Event of Default (herein so called) shall exist hereunder upon the occurrence of any of the following:

Any warranty, representation or statement made by or on behalf of the Assignors in this Agreement proves untrue or misleading in any material respect when made or when deemed to have been made or repeated; or

Any Assignor shall fail to duly and fully comply with any covenant, condition or agreement in Sections 3(a), 4(a), 4(g), 5(a), 5(e), 5(g), 7(c), 9(d) or 23 of this Agreement; or

Assignors shall fail to comply with any monetary obligation under this Agreement, and the same shall not be cured within any period of notice and cure permitted by the Credit Agreement, subject to any limitations therein on the number or frequency of such notices; or

Assignors shall fail to duly and fully comply with any other covenant, condition or agreement of this Agreement (other than those specified above in this Section) and the same is not cured within thirty (30) days following receipt of written notice of such default; or

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The occurrence of an Event of Default under any of the other Loan Documents; or

Any amendment to or termination of any financing statement naming Assignors as debtors and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by, or such filing is caused by, or at the instance of, Assignors or is filed by, or such filing is caused by, or at the instance of, any principal, member, general partner or officer of Assignors without the prior written consent of Agent; or

Any amendment to or termination of a financing statement naming Assignors as debtors and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Agent or Agent’s counsel without the prior written consent of Agent and the effect of such filing is not completely nullified to the reasonable satisfaction of Agent within ten (10) days after notice to Assignors thereof.

14. Remedies.

Upon the occurrence and during continuance of an Event of Default, Agent, without limitation, may:

without notice to Assignors, except as required by law, and at any time or from time to time, charge, set-off, and otherwise apply all or any part of the Collateral against the Obligations and the Hedge Obligations or any part thereof;

in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and

demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose,  or otherwise  realize upon the Collateral (or any portion thereof) as Agent may determine in its sole discretion.

Each Assignor hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral except as otherwise specifically provided herein.  Agent may take any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under this Agreement, and/or under any of the other Loan Documents.  The remedies of Agent shall include, without limitation, all rights and remedies specified in this Agreement, all remedies of Agent under applicable general or statutory law, and the remedies of a secured party under the UCC as enacted in the State of New York, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted.  In addition to such other remedies as may exist from time to time, whether by way of set‑off, banker’s lien, consensual security interest or otherwise, upon the occurrence of an Event of Default, Agent is authorized at any time and from time to time, without notice to or demand upon the Assignors (any such notice or demand being expressly waived by the Assignors) to charge any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent to or for the credit of or the account of an Assignor against any and all of the Obligations, irrespective of whether or not Agent shall have made any demand for payment and although the Obligations may be unmatured. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonable and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) days prior to such disposition.  Agent may require the Assignors to assemble the Collateral and make it available to Agent at any place to be designated by Agent which is reasonably convenient to the parties hereto.  It is expressly

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understood and agreed that Agent shall be entitled to dispose of the Collateral at any public or private sale, and that Agent shall be entitled to bid and purchase at any such sale.  To the extent the Collateral consists of marketable securities, Agent shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale.  Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given.  Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of each Assignor.  In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, each Assignor shall execute all such applications or other instruments as Agent may deem reasonably necessary to obtain such consent, approval or authorization.  Agent may notify any account debtor or obligor with respect to the Collateral to make payment directly to Agent, and may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral as Agent may determine whether or not the Obligations or the Collateral are due, and for the purpose of realizing Agent’s rights therein, Agent may receive, open and dispose of mail addressed to each Assignor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any other form of Collateral on behalf and in the name of each Assignor, as its attorney‑in‑fact.  In addition, each Assignor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact either in the name of Agent or such Assignor to (i) sign such Assignor’s name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the UCC relating to the Collateral; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above, sign in such Assignor’s name any documents necessary to transfer title to the Collateral to Agent or any third party.  All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith.  This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Obligations or any Lender has any obligation to advance any proceeds of the Loan.  All remedies of Agent shall be cumulative to the full extent provided by law.  Pursuit by Agent of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Obligations or to other portions of the Collateral.  Agent may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Obligations.  The rights and remedies available to Agent in this Section 14(b) may only be exercised upon the occurrence and during the continuance of an Event of Default.

Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, Agent may take such action as Agent may deem reasonably necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay reasonably necessary expenses, employ counsel and pay reasonable attorney’s fees.  Any such advances made or expenses incurred by Agent shall be deemed advanced under the Loan Documents, shall increase the indebtedness evidenced and secured thereby, shall be

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payable upon demand and shall bear interest at the default rate payable pursuant to the Credit Agreement.

15. No Waiver.

The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity.  No failure to exercise or delay by Agent in exercising any right or remedy hereunder or under any of the other Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent under Section 10 above, or elsewhere in this Agreement, or by any of the other Loan Documents, or otherwise available at law or in equity, may be exercised by Agent at any time and from time to time, and as often as Agent may deem it expedient.  Any and all of Agent’s rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and the Assignors shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) any proceeding by or against any of the Assignors under the Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (ii) the release or substitution of Collateral at any time, or of any rights or interests therein or (iii) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent or the Lenders after an Event of Default, with respect to the Collateral or otherwise hereunder.  No delay or extension of time by Agent in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon the Assignors by Agent, shall constitute a waiver thereof, or limit, impair or prejudice Agent’s right, without notice or demand, to take any action against the Assignors or to exercise any other power of sale, option or any other right or remedy.

No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent’s rights hereunder or impair any rights, powers or remedies consequent on any Event of Default.  Each Assignor hereby waives to the extent permitted by law all rights which such Assignor has or may have under and by virtue of the UCC, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto, providing any right of such Assignor to notice except as provided herein and to a judicial hearing prior to seizure by Agent of any of the Collateral.  Each Assignor hereby waives and renounces for itself, its respective heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Obligations.

16. Expenses.  The Collateral shall secure, and Assignors shall pay to Agent, within five (5) days of demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys’ fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of, or

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realization on the Collateral, or in any way relating to the enforcement, protection, or preservation of the rights or remedies of Agent under this Agreement, the Notes, or any of the other Loan Documents.

17. Agent Appointed-In-Fact.  Each Assignor hereby irrevocably constitutes and appoints Agent as such Assignor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge, and deliver any instruments and to exercise and enforce every right, power, remedy, option, and privilege of such Assignor, with respect to the Collateral, and do in the name, place and stead of such Assignor, all such acts, things and deeds for and on behalf of and in the name of such Assignor which such Assignor could or might do or which Agent may deem necessary to more fully vest in Agent the rights and remedies provided for herein and to accomplish the purposes of this Agreement.  The foregoing powers of attorney are irrevocable and coupled with an interest.  If an Assignor fails to perform any of its obligations under this Agreement, Agent may itself perform or cause performance of any such obligation, and any reasonable expenses of Agent incurred in connection therewith shall be paid by the Assignors as provided in Section 12 above.  Notwithstanding the foregoing, in no event shall Agent be entitled to act on behalf of Assignors pursuant to this Section unless there is the occurrence of and continuation of an Event of Default.

18. Liability of Agent.

AGENT SHALL BE RESPONSIBLE FOR THE PERFORMANCE ONLY OF SUCH DUTIES AS ARE SPECIFICALLY SET FORTH HEREIN, AND NO DUTY SHALL BE IMPLIED FROM ANY PROVISION HEREOF.  AGENT SHALL NOT BE UNDER ANY OBLIGATION OR DUTY TO PERFORM ANY ACT WHICH WOULD EXPOSE IT TO EXPENSE OR LIABILITY OR TO INSTITUTE OR DEFEND ANY SUIT IN RESPECT HEREOF, OR TO ADVANCE ANY OF ITS OWN MONIES.  THE ASSIGNORS SHALL INDEMNIFY AND HOLD AGENT AND ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, AND REPRESENTATIVES (COLLECTIVELY, THE “INDEMNIFIED PARTIES”)  HARMLESS FROM AND AGAINST ANY LOSS, COST OR DAMAGE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY THE AGENT OR ANY OTHER INDEMNIFIED PARTY, IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT ANY LOSS, COST OR DAMAGE RESULTING FROM AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION AFTER EXHAUSTION OF ALL APPLICABLE APPEAL PERIODS.

Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to give any of the foregoing in connection with the provisions hereof has been duly authorized to do so.  Agent may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith.  Agent shall not be liable to the Assignors for any act or omission done or omitted to be done by it in reliance upon any instruction, direction, or certification received by Agent without gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after

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the exhaustion of all applicable appeal periods.  NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, IN NO EVENT SHALL AGENT HAVE ANY LIABILITY TO ASSIGNORS FOR ANY CONSEQUENTIAL, SPECIAL, PUNITIVE OR INDIRECT LOSS OR DAMAGE WHETHER OR NOT ANY CLAIM FOR SUCH DAMAGES IS BASED ON TORT OR CONTRACT OR AGENT KNEW OR SHOULD HAVE KNOWN THE LIKELIHOOD OF SUCH DAMAGES IN ANY CIRCUMSTANCES.

19. Security Interest Absolute. All rights of Agent, and the security interest hereunder, and all of the Obligations secured hereby, shall be absolute and unconditional, irrespective of:

Any lack of validity or enforceability of any of the Loan Documents;

Any change in the time (including the extension of the maturity date of the Loan), manner, or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, an Assignor or any third party for the Obligations or any part thereof.

20. Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the return of all outstanding Letters of Credit and the termination of the obligation of the Lenders to advance any proceeds of the Loan.  Upon payment in full of the Obligations and the return of all outstanding Letters of Credit and the termination of the obligation of the Lenders to advance any proceeds of the Loan, this Agreement shall terminate and Assignors shall be entitled to the return, upon their request and at their expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and Agent shall at the Assignors’ expense execute such instruments and documents as may be reasonably requested by Assignors to evidence such termination and the release of the lien hereof.

21. Cash Collateral.  In the event that any Assignor becomes the subject of a proceeding under Title 11, U.S.C.A. as amended from time to time or any successor statute thereto (the “Bankruptcy Code”), the parties hereto agree that the Collateral shall constitute “cash collateral” of Agent under Section 363 of the Bankruptcy Code.

22. Notices: Effectiveness.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section 22 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telecopy and addressed as follows:

If to the Agent:

KeyBank National Association
1200 Abernathy Road, N.E., Suite 1550

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Atlanta, Georgia  30328
Attn:  Tom Schmitt
Telecopy No.:  (770) 510-2195

and

KeyBank National Association
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia  30328
Attn:  Michele Barber
Telecopy No.:  (770) 510-2195

and

Dentons US LLP
Suite 5300
303 Peachtree Street, N.E.
Atlanta, Georgia  30308
Attn:  William F. Timmons, Esq.
Telecopy No.:  (404) 527-4198

If to the Assignors:

c/o Condor Hospitality Limited Partnership
4800 Montgomery Lane, Suite 220
Bethesda, Maryland  20814
Attn:  Jonathan J. Gantt
Telecopy No.:  (402) 371-4229

With a copy to:

McGrath North Mullin & Kratz, PC LLO
First National Tower, Suite 3700
1601 Dodge Street
Omaha, Nebraska 68102
Attn:  Jason D. Benson, Esq.
Telecopy No.:  (402) 952-6864

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telecopy is permitted, upon being sent and confirmation of receipt.  The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days prior Notice thereof, the Assignors or the Agent shall have the right from time to time and at any time during the term

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of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

23. Replacement of Depository.  Assignors shall not replace Depository without the prior written consent of the Agent.  In the event that Depository shall not be a Lender, Assignors shall within fifteen (15) days of request of the Agent replace the Accounts with Depository with Accounts maintained at KeyBank, with KeyBank acting as Depository.  In the event that Depository shall terminate or give notice of its intent to terminate any Deposit Account Control Agreement, Assignors shall within fifteen (15) days of the earlier to occur of such termination or notice of intent to terminate, replace the Accounts with Depository with Accounts maintained at KeyBank, with KeyBank as Depository.  In either event, Assignors, Agent and KeyBank, shall enter into such amendments to this Agreement and provide such further assurances as Agent may reasonably require to document and evidence such change.

24. No Unwritten Agreements.  THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

25. Miscellaneous.

This Agreement together with the Credit Agreement and the other Loan Documents constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

No waiver of any term or condition of this Agreement, whether by delay, omission, or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

[Intentionally Omitted.]

All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

This Agreement may be executed in any number of counterparts.

Time is of the essence with respect to each and every obligation under this Agreement.

The obligations of Assignors under this Agreement shall be joint and several.

Agent agrees to execute such documents as Assignors may reasonably request to terminate the provisions should the Obligations secured by this Agreement be paid and performed according to the terms and effect thereof when the same shall become due and payable, and should Assignors perform all covenants contained herein in a timely manner and the obligation

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of the Lenders to make Loans and issue Letters of Credit under the Credit Agreement has terminated (other than surviving indemnity obligations as to which no claim is then pending)

This Agreement together with the Depository Account Control Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.  In the event of any conflict between the terms of this Agreement and the Depository Account Control Agreement, this Agreement shall be deemed to control.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Agreement under seal as of the day and year first above written.

BORROWER:

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:Condor Hospitality REIT Trust, a Maryland real estate investment trust, its general partner

By:
Name: Jonathan J. Gantt
Title:   Vice President

GUARANTORS:
CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust By: Name: Jonathan J. Gantt Title: Vice President
CONDOR HOSPITALITY TRUST, INC., a Maryland corporation By: Name: Jonathan J. Gantt Title: Senior Vice President & Chief Financial Officer

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TRS LEASING, INC., a Virginia corporation By: Name: Jonathan J. Gantt Title: Vice President

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SPPR-SOUTH BEND, LLC, a Delaware limited
liability company

By:Condor Hospitality Limited Partnership, a
Virginia limited partnership, its manager

By:Condor Hospitality REIT Trust, a Maryland
real estate investment trust, its general partner

By:

Name: Jonathan J. Gantt

Title:   Vice President

CDOR SAN SPRING, LLC, a Delaware limited liability company By: Name: Jonathan J. Gantt Title: Vice President
TRS SAN SPRING, LLC, a Delaware limited liability company By: Name: Jonathan J. Gantt Title: Vice President

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SPPR-DOWELL, LLC, a Delaware limited liability company By:SPPR-Dowell Holdings, Inc., a Delaware corporation, its manager By: Name: Jonathan J. Gantt Title: Vice President

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SPPR-DOWELL HOLDINGS, INC., a Delaware corporation By: Name: Jonathan J. Gantt Title: Vice President

SPPR-DOWELL TRS SUBSIDIARY, LLC, a
Delaware limited liability company

By:Condor Hospitality REIT Trust, a Maryland real
estate investment trust, its manager

By:
Name: Jonathan J. Gantt
Title:   Vice President

SOLOMONS BEACON INN LIMITED PARTNERSHIP, a Maryland limited partnership By:Solomons GP, LLC, a Delaware limited liability company, its general partner By: Name: Jonathan J. Gantt Title: Vice President
SOLOMONS GP, LLC, a Delaware limited liability company By: Name: Jonathan J. Gantt Title: Vice President

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TRS SUBSIDIARY, LLC, a Delaware limited liability company By: Name: Jonathan J. Gantt Title: Vice President
SPPR-HOTELS, LLC, a Delaware limited liability company By:SPPR Holdings, Inc., a Delaware corporation, its manager By: Name: Jonathan J. Gantt Title: Vice President
SPPR HOLDINGS, INC., a Delaware corporation By: Name: Jonathan J. Gantt Title: Vice President
SPPR TRS SUBSIDIARY, LLC, a Delaware limited liability company By:TRS Leasing, Inc., a Virginia corporation, its manager By: Name: Jonathan J. Gantt Title: Vice President

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CDOR AUS LOUIS, LLC,

CDOR LEX LOWRY, LLC,

CDOR TLH MAGNOLIA, LLC,

TRS AUS LOUIS, LLC,

TRS LEX LOWRY, LLC,

TRS TLH MAGNOLIA, LLC,

CDOR MCO VILLAGE, LLC,

TRS MCO VILLAGE, LLC,

CDOR ELP EDGE, LLC,

TRS ELP EDGE, LLC,

CDOR AUS CASEY, LLC,

TRS AUS CASEY, LLC,

CDOR AUS TECH, LLC,

TRS AUS TECH, LLC,

each a Delaware limited liability company

By:___________________________________
Name: Jonathan J. Gantt
Title:   Vice President

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CDOR CHS HOLIDAY, LLC, a Delaware limited
liability company

By:
Name: Jonathan J. Gantt
Title:   Vice President

TRS CHS HOLIDAY, LLC, a Delaware limited
liability company

By:
Name: Jonathan J. Gantt
Title:   Vice President

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AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:
Name:
Title:

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EXHIBIT “A”

COLLECTION ACCOUNT

Account Name	Huntington Account Name	Huntington Account #
Cherry Cove ZBA	TRS Leasing, Inc. (Cherry Cove)	01893398818
Kinseth ZBA	TRS Leasing, Inc. (Kinseth)	01893398805
HMA ZBA	TRS Leasing, Inc. (HMA)	01893398795
TRS Vista TAL ZBA	TRS Leasing, Inc. (TRS Vista TAL)	01893398847
TRS Vista R Rock ZBA	TRS Leasing, Inc. (TRS Vista R Rock)	01893398672
TRS VISTA LEX ZBA	TRS Leasing, Inc. (TRS VISTA LEX)	01893398669
TRS Peach MCO ZBA	TRS Leasing, Inc. (TRS Peach MCO)	01893398685
TRS AIM ELK ZBA	TRS Leasing, Inc. (TRS AIM ELK)	01893423660
TRS AIM AUS Casey ZBA	TRS Leasing, Inc. (TRS AIM AUS Casey)	01893423673
TRS AIM Austin Tech ZBA	TRS Leasing, Inc. (TRS AIM Austin Tech ZBA)	01893423686
Account Name	Wells Fargo Account Name	Wells Fargo Account #
TRS CHS Holiday, LLC (Depository)	TRS CHS Holiday, LLC	4019959469

OPERATING ACCOUNT

Account Name	Wells Fargo Account Name	Wells Fargo Account #
TRS CHS Holiday LLC (Operating Account)	TRS CHS Holiday LLC	4083308874

EXHIBIT “A” - PAGE 1

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EXHIBIT “B”

Payment Direction Letter

_______________, 201__

[Recipient]

Re:Payment Direction Letter for Describe Property _________________ (the "Property") and [Describe applicable lease, credit card account number, etc., as applicable]

Dear _______________:

__________________, a __________________, and the owner or lessee of the Property has pledged its interest in the Property to KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (“Agent”) for itself and the other Lenders from time to time a party to a Credit Agreement with Condor Hospitality Limited Partnership dated as of March 1, 2017 and has agreed that all payments and all other revenue due the undersigned will be paid directly to a bank selected by the Agent.  Therefore, from and after _______________, 20__, all payments to be paid by you should be paid as follows:

(1)If paying by check, money order or other instrument, please mail such items to the following address:

[LOCK BOX BANK]
[Lock Box Address]

All checks or other instruments should be made out to the name of the "_______________"; or

Transfer such amounts by the ACH System or wire transfer to the following account:

The Huntington National Bank
ABA# ____________
Attn:
Fax:
Account of:
Account # _______________________

These payment instructions cannot be withdrawn or modified without the prior written consent of the Agent, or pursuant to a joint written instruction from the undersigned and the Agent.  Until you receive written instructions from the Agent, continue to send all payments due to the

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address of the clearing bank (the "Lock Box Bank") indicated above.  All payments must be delivered to such Lock Box Bank no later than the day on which such amounts are due under the applicable agreement.

Additionally, this Payment Direction Letter shall also constitute notice to you of Agent’s mortgage or other security instrument against or relating to the Property, and any notice or other communication required to be delivered to the undersigned’s lender pursuant to your applicable agreement including, without limitation, a failure by the undersigned to perform its obligations under such agreement, should be delivered to:

KeyBank National Association
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio  44144
Attn:  Real Estate Capital Services

With a copy to:

KeyBank National Association
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia  30328
Attn:  Mr. Tom Schmitt

We appreciate your cooperation in this matter.

OWNER:

________________________________________,
a _______________________________________

By:
Name:
Title:

LESSEE:

________________________________________,
a _______________________________________

By:
Name:
Title:

EXHIBIT “B” – PAGE 2

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SCHEDULE 1

DESCRIPTION OF ASSIGNORS

1. Condor Hospitality Limited Partnership, a Virginia limited partnership, has been operating under said name and identity or corporate structure without change since September 14, 2016.

Names and Tradenames used within the last five years:  Supertel Limited Partnership

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  L011325-0.

Federal Tax Identification Number: 52-1889549.

2. Condor Hospitality REIT Trust, a Maryland real estate investment trust, has been operating under said name and identity or corporate structure without change since September 16, 2016.

Names and Tradenames used within the last five years:  Supertel Hospitality REIT Trust

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  D04640488.

Federal Tax Identification Number: 52-6891397.

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3. Condor Hospitality Trust, Inc., a Maryland corporation, has been operating under said name and identity or corporate structure without change since July 14, 2015.

Names and Tradenames used within the last five years:  Supertel Hospitality, Inc.

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  D15818842.

Federal Tax Identification Number: 52-1889548.

4. Solomons Beacon Inn Limited Partnership, a Maryland limited partnership, has been operating under said name and identity or corporate structure without change since May 31, 1985.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  M01938752.

Federal Tax Identification Number: 52-1915958.

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5. Solomons GP, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since November 12, 2002.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  3589791.

Federal Tax Identification Number: 52-1889549.

6. SPPR Holdings, Inc., a Delaware corporation, has been operating under said name and identity or corporate structure without change since October 6, 2005.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  4042121.

Federal Tax Identification Number: 20-3608328.

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7. SPPR TRS Subsidiary, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since October 27, 2005.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  4051619.

Federal Tax Identification Number: 20-3693000.

8. SPPR-Dowell Holdings, Inc., a Delaware corporation, has been operating under said name and identity or corporate structure without change since September 1, 2012.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland  20814

Organizational Identification Number:  5217062.

Federal Tax Identification Number: 46-1065172.

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9. SPPR-Dowell TRS Subsidiary, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since September 21, 2012.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  5216873.

Federal Tax Identification Number: 52-2356700.

10. SPPR-Dowell, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since September 21, 2012.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  5216872.

Federal Tax Identification Number: 46-1072136.

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11. SPPR-Hotels, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since November 2, 2005.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  4042116.

Federal Tax Identification Number: 20-3609070.

12. SPPR-South Bend, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since October 6, 2005.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  4042151.

Federal Tax Identification Number: 20-3608751.

SCHEDULE 1 - PAGE 6

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13. TRS Subsidiary, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since November 12, 2002.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  3583806.

Federal Tax Identification Number: 52-2356700.

14. TRS Leasing, Inc., a Virignia corporation, has been operating under said name and identity or corporate structure without change since November 1, 2001.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  0567078-1.

Federal Tax Identification Number: 52-2356700.

SCHEDULE 1 - PAGE 7

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15. CDOR San Spring, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since August 12, 2015.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  5802849.

Federal Tax Identification Number: 52-1889549.

16. TRS San Spring, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since August 12, 2015.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  5802840.

Federal Tax Identification Number: 52-2356700.

SCHEDULE 1 - PAGE 8

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SCHEDULE 1-1

DESCRIPTION OF ASSIGNORS

17. CDOR AUS LOUIS, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302361.

Federal Tax Identification Number: 52-1889549.

18. CDOR LEX LOWRY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302365.

Federal Tax Identification Number: 52-1889549.

SCHEDULE 1-1 - PAGE 1

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19. CDOR TLH MAGNOLIA, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302348.

Federal Tax Identification Number: 52-1889549.

20. TRS AUS LOUIS, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302353.

Federal Tax Identification Number: 52-2356700.

21. TRS LEX LOWRY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

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4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302356.

Federal Tax Identification Number: 52-2356700.

22. TRS TLH Magnolia, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since February 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6302359.

Federal Tax Identification Number: 52-2356700.

SCHEDULE 1-1 - PAGE 3

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SCHEDULE 1-2

DESCRIPTION OF ASSIGNORS

23. CDOR MCO VILLAGE, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since May 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6397576.

Federal Tax Identification Number: 52-1889549.

24. TRS MCO VILLAGE, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since May 1, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6397578.

Federal Tax Identification Number: 52-2356700.

SCHEDULE 1-2 - PAGE 1

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SCHEDULE 1-3

DESCRIPTION OF ASSIGNORS

25. CDOR ELP EDGE, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484399.

Federal Tax Identification Number: 52-1889549.

26. TRS ELP EDGE, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484418.

Federal Tax Identification Number: 52-2356700.

27. CDOR AUS CASEY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

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4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484401.

Federal Tax Identification Number: 52-1889549.

28. TRS AUS CASEY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484416.

Federal Tax Identification Number: 52-2356700.

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SCHEDULE 1-4

DESCRIPTION OF ASSIGNORS

29. CDOR AUS TECH, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484410.

Federal Tax Identification Number: 52-1889549.

30. TRS AUS TECH, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since July 19, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6484406.

Federal Tax Identification Number: 52-2356700.

SCHEDULE 1-4 - PAGE 1

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SCHEDULE 1-5

DESCRIPTION OF ASSIGNORS

31. CDOR CHS HOLIDAY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since December 18, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6667874.

Federal Tax Identification Number: 52-1889549.

32. TRS CHS HOLIDAY, LLC, a Delaware limited liability company, has been operating under said name and identity or corporate structure without change since December 18, 2017.

Names and Tradenames used within the last five years:  None

Location of all chief executives offices over last five years:

4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814 and 1800 Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701

Mailing address:4800 Montgomery Lane, Suite 220, Bethesda, Maryland 20814

Organizational Identification Number:  6667875.

Federal Tax Identification Number: 52-2356700.

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Document comparison by Workshare 9.5 on Monday, March 30, 2020 1:33:31 PM

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Document 1 ID	interwovenSite://usdms/US_Active/108669615/1
Description	#108669615v1<US_Active> - Composite Cash Collateral Account Agreement
Document 2 ID	interwovenSite://USDMS/US_Active/114496936/5
Description	#114496936v5<US_Active> - KeyBank/Condor - Cash Collateral Account Agreement (6th amendment)
Rendering set	Underline Strikethrough

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